SUPPLEMENT DATED MARCH 21, 2025
TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024
FOR ESG DIVERSIFIED PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for ESG Diversified Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The ESG Diversified Portfolio no longer invests in the ESG Underlying Fund managed by Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC). Accordingly, all references to and disclosures regarding Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC and the Aristotle Fund with respect to this Fund are deleted.